SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                           __________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 23, 2002



                        Tri-County Financial Corporation
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             (Exact Name of Registrant as Specified in Its Charter)



      MARYLAND                            0-18279                  52-1652138
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(State or Other Jurisdiction       Commission File Number    (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                 3035 Leonardtown Road, Waldorf, Maryland 20601
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (301) 843-0854
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.
           ------------

     On July 23, 2002, the Board of Directors of the Registrant announced that it was commencing a stock repurchase program to acquire up to 38,000 shares of its common stock, representing approximately 5% of the outstanding common stock.

     Further information regarding the stock repurchase is set forth in a press release dated July 25, 2002, attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           ------------------------------------------------------------------

     The following exhibits are being filed as part of this Current Report on Form 8-K:

         Number                     Description
         ------                     -----------

           99                       Press Release dated July 25, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TRI-COUNTY FINANCIAL CORPORATION


Dated: July 24, 2002                 By: /s/ Michael L. Middleton
                                         ---------------------------------------
                                         Michael L. Middleton
                                         President
                                         (Duly Authorized Representative)